                                                                   Exhibit 10.15

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                            PARTICIPATION AGREEMENT

                                     among

                              KMC TELECOM V, INC.,

                        TELECOM V INVESTOR TRUST 2000-A,

                           WILMINGTON TRUST COMPANY,
                       in its individual capacity and as
                                    Trustee

                                      and

                                 THE INVESTORS
                                  party hereto



                          ____________________________

                           Dated as of June 28, 2000
                          ____________________________

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

          PARTICIPATION AGREEMENT, dated as of June 28, 2000, among KMC TELECOM V, INC., a Delaware corporation (the "Lessee"); TELECOM V INVESTOR TRUST 2000-A,
                                      ------
a Delaware business trust (the "Lessor"); WILMINGTON TRUST COMPANY, in its
                                ------
individual capacity (in such capacity, the "Trust Company") and as trustee of
                                            -------------
the Lessor (in such capacity, the "Trustee"); and the INVESTORS party hereto.
                                   -------
Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto, and the rules of usage set forth in Annex A hereto shall apply to this Agreement.

                             Preliminary Statement
                             ---------------------

          A. The Lessee and Qwest have entered into the MGS Agreement, pursuant to which the Lessee has agreed to provide the MGS Services to Qwest.

          B. The Lessee has entered into the Equipment Purchase Agreement with Qwest, pursuant to which the Lessee has agreed to purchase the Equipment, which equipment will be used to provide the MGS Services.

          C. The Lessee has entered into the Co-Location Agreements, the Services Agreements, the Operating Agreement and certain other Project Contracts, pursuant to which the Lessee will obtain space to locate the Equipment, operational and maintenance services and other goods and services required in connection with the operation of the Equipment.

          D. The Investors desire to cause the Lessor to purchase the Equipment from the Lessee and lease the Equipment to the Lessee pursuant to the Lease.

          E. Concurrently with the execution and delivery of this Agreement, the Investors and the Trust Company are executing and delivering the Trust Agreement, pursuant to which the Investors have authorized the Lessor to, among other things and subject to the terms and conditions thereof and hereof, purchase the Equipment from the Lessee and lease the Equipment to the Lessee pursuant to the Lease.

          F. Pursuant to the Security Documents, the obligations of the Lessee under the Lease and the other Operative Documents will be secured by the Collateral specified therein.

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                        SECTION 1.   BASIC TRANSACTIONS

          1.1  Equipment Purchase and Lease. On the Closing Date and subject to
               ----------------------------
the terms and conditions of this Agreement (i) each Investor will make an Investor Contribution to the Lessor in an amount equal to its Investor Contribution Commitment, (ii) the Lessor will purchase all right, title and interest of Lessee in and to each item of Equipment pursuant to the Bill of Sale and (iii) the Lessor will simultaneously lease all of its right, title and interest in such Equipment to the Lessee by executing and delivering the Lease.

        1.2  Operative Documents.  On the Closing Date, each of the respective
             -------------------
parties thereto shall execute and deliver the Security Agreement, the Stock Pledge Agreement, the Consents to Assignment and the Security Deposit Agreement and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

                           SECTION 2.   THE CLOSING

        2.1  Closing Date.  All documents and instruments required to be
             ------------
delivered on the Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Investor and the Lessee.

        2.2  Trust Company Authorization.  Each Investor agrees that the
             ---------------------------
satisfaction or waiver of the conditions contained in Section 3 on the Closing Date shall constitute, without further act, authorization and direction by such Investor to the Trust Company to take on behalf of the Lessor the actions specified in Section 2.1 of the Trust Agreement.

                       SECTION 3.   CONDITIONS PRECEDENT

        3.1  Closing Conditions Precedent to Each Financing Party.  The
             ----------------------------------------------------
obligations of the Financing Parties to consummate the transactions contemplated hereby are subject to the fulfillment to the satisfaction of, or waiver by, the Financing Parties of the following conditions precedent on the date specified by the Lessee as the proposed Closing Date:

                (a)  Transaction Documents.  (i)  Each Operative Document to be
                     ---------------------
     entered into on or prior to the Closing Date shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and each Financing Party shall have received a fully executed copy of such Operative Document.

                        (ii) Each Project Contract to be entered into on or
                prior to the Closing Date shall be in form and substance satisfactory to the Investor, and shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and each Financing Party shall have received a fully executed copy of such Project Contract.

                (b)  Taxes.  All taxes, fees and other charges in connection
                     -----
     with the execution, delivery, and, where applicable, recording, filing and registration of the Transaction Documents shall have been paid or provisions for such payment shall have been made by the Lessee.

                (c)  Actions to Perfect Liens.  All filings, recordings,
                     ------------------------
     registrations and other actions, including the filing of duly executed UCC Financing Statements, necessary to establish, protect and preserve the Lessor's valid and first priority lien on, and perfected security interest in, all right, title, estate and interest in and to the respective Collateral thereunder, on the terms set forth in the Security Documents (which filings, etc., are listed on Schedule 3.1(c)), shall have been duly made or taken on or prior to the Closing Date, or the Lessee shall have made arrangements satisfactory to the other parties hereto to cause such filings, recordings, registrations and other actions to be made or taken promptly after the Closing Date. The Lessor shall have, on the terms set forth in the Security Documents, a first priority lien on, and perfected security interest in, the Collateral, and the Collateral shall be free and clear of all other Liens except Permitted Liens.

                (d)  Lien Searches.  Each Investor shall have received the
                     -------------
     results of recent searches of Uniform Commercial Code, judgment and tax lien filings with respect to the personal property of the Lessee, and the results of such searches shall be satisfactory to each Investor.

                (e)  Governmental Actions.  Each Financing Party shall have
                     --------------------
     received an Officer's Certificate of the Lessee, dated the Closing Date:
     (i) confirming that all material Governmental Actions necessary for the use, leasing, ownership and operation of the Equipment and the performance of the MGS Services, and all Governmental Actions necessary for the routine maintenance of the Equipment, are identified in Schedule 3.1(e); (ii) attaching copies of all Governmental Actions necessary for the use, leasing, ownership and operation of the Equipment and the performance of the MGS Services, and all Governmental Actions necessary for the routine maintenance of the Equipment, that have been obtained on or prior to the Closing Date (which Governmental Actions are set forth on Part A of
     Schedule 3.1(e)), and stating that all such Governmental Actions have been duly obtained and are in full force and effect on the Closing Date and, except as specified on Part A of Schedule 3.1(e), are not subject to any appeal or further proceeding; and (iii) stating that the Lessee has no reason to believe that all Governmental Actions necessary for the use, leasing, ownership and operation of the Equipment and the performance of the MGS Services, and all Governmental Actions necessary for the routine maintenance of the Equipment, that have not been obtained on or prior to the Closing Date (which Governmental Actions are set forth on Part B of
     Schedule 3.1(e)) will not be obtained in the ordinary course of business on or prior to the date such Governmental Actions will be required to permit the timely use, leasing, ownership, operation and routine maintenance of the Equipment and the performance of the MGS Services.

                (f)  Legal Requirements.  The transactions contemplated by the
                     ------------------
     Transaction Documents do not and will not violate in any respect any Legal Requirements and do not and will not subject any Financing Party to any adverse regulatory prohibitions or constraints.

                (g)  Authorization Proceedings and Documents of the Lessee.
                     -----------------------------------------------------
     Each Financing Party shall have received: (i) a certified copy of the resolutions or minutes or other appropriate documents evidencing the corporate actions of the Lessee authorizing the execution, delivery and performance of the Transaction

     Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessee as of the Closing Date, which certificate shall state that such resolutions or minutes or other appropriate documents have not been amended, modified, revoked or rescinded; (ii) an incumbency certificate of the Lessee regarding the officers thereof authorized to execute and deliver on its behalf any Transaction Document to which it is a party and any other documents and agreements to be delivered in connection therewith, certified by the Secretary or an Assistant Secretary of the Lessee as of the Closing Date; and (iii) true and complete copies of the articles of incorporation, by-laws and any other organizational documents of the Lessee, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee.

                (h)  Officer's Certificates of the Lessee.  Each Financing Party
                     ------------------------------------
     shall have received an Officer's Certificate of the Lessee, dated the Closing Date, stating that: (i) the representations and warranties of the Lessee contained in the Transaction Documents to which it is a party are true and accurate in all material respects on and as of the Closing Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; (ii) all conditions precedent required to be fulfilled on the Closing Date have been fulfilled; and (iii) no Default or Event of Default has occurred and is continuing.

                (i)  Authorization Proceedings and Documents of the Trust
                     ----------------------------------------------------
     Company.  Each Financing Party shall have received: (i) a copy of the
     --------
     resolutions of the Board of Directors of the Trust Company authorizing the execution, delivery and performance of the Transaction Documents to which the Trust Company is a party, certified by the Secretary or an Assistant Secretary of the Trust Company as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; (ii) a certificate of the Trust Company, dated the Closing Date, as to the incumbency and signature of the officers of the Trust Company executing any Transaction Documents to which the Trust Company is a party and any other documents and agreements to be delivered in connection therewith, executed by the President or any Vice President, Assistant Vice President, Trust Officer and the Secretary or any Assistant Secretary of the Trust Company; (iii) true and complete copies of the articles of incorporation and by-laws of the Trust Company, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Trust Company; and (iv) evidence satisfactory to such Financing Party as to the qualification of (or absence of any requirement for qualification of) the Trust Company in each jurisdiction in which any Equipment is located.

                (j)  Officer's Certificate of the Trust Company.  Each
                     ------------------------------------------
     Financing Party shall have received an Officer's Certificate of the Trust Company, dated the

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

     Closing Date, stating that the respective representations and warranties of the Lessor and the Trust Company contained in the Transaction Documents to which it is a party are true and accurate in all material respects on and as of the Closing Date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                (k)  Legal Opinions.  Each Financing Party shall have received
                     --------------
     the following executed legal opinions, dated the Closing Date and addressed to it, each in form and substance reasonably satisfactory to each Financing
     Party:

                        (i) (a) the opinion of Kelley Drye & Warren LLP, special New York counsel to the Lessee and KMC, and (b) the opinion of Kelley Drye & Warren LLP, special regulatory counsel to the Lessee, as to certain regulatory matters;

                        (ii) the opinion of Potter, Anderson & Corroon LLP, special Delaware counsel to the Trust Company, the Lessor and the Security Agent;

                        (iii) an opinion of Yash Rana, Esq., internal counsel to Qwest.

                (l)  No Default.  There shall not have occurred and be
                     ----------
     continuing any Default or Event of Default.

                (m)  Fees.  Each Financing Party shall have received the fees
                     ----
     payable to it on the Closing Date in connection with the transactions contemplated by the Operative Documents.

                (n)  Reference Pro Forma.  Each Investor shall have received
                     -------------------
     the Reference Pro Forma which shall, in form and substance, be satisfactory to each Investor.

                (o)  Telecommunications Consultant's Report.  Each Investor
                     --------------------------------------
     shall have received a copy of the report of the Telecommunications Consultant in form and substance satisfactory to such Investor.

                (p)  Financial Statements: No Material Adverse Change.  The
                     ------------------------------------------------
     Investor shall have received: (i) a copy of the most recent audited financial statements of KMC and (ii) a copy of the most recent unaudited financial statements of each of the Lessee and KMC, each certified as of the Closing Date by a Responsible Officer of such entity. Each of such financial statements shall be satisfactory to each Investor, and no material adverse change shall have occurred in the business, operations or financial condition of the Lessee, KMC since the date of such financial statements. No material adverse change shall have occurred in the business, operations or financial condition of Qwest since the date of its most recent annual report on Form 10-K405 filed with the Securities and Exchange Commission.

                (q)  Insurance.  All insurance required to be maintained by the
                     ---------
     Borrower under Section 13 of the Lease and each Project Contract to which the Lessee is a party shah be in full force and effect and the Financing Parties shall have received evidence thereof in the form of certificates of insurance signed in each case by the insurer or an agent authorized to bind the insurer.

                (r)  Appraisal.  Each Investor shall have received a copy of the
                     ---------
      Appraisal in form and substance satisfactory to the Investor.

                (s)  Officer's Certificate of Owest.  Each Investor shall have
                     ------------------------------
     received an Officer's Certificate of Qwest dated as of the Closing Date stating that no default has been declared under, and Qwest has not exercised any right of early termination with respect to, the MGS Agreement or the Original MGS Agreement.

                (t)  Equity Contribution to Lessee.  KMC shall have made the
                     -----------------------------
     Lessee Equity Contribution to be made by it on or prior to the Closing Date, in the amount of $15 million and shall have delivered to the Investors a written commitment to make an additional Lessee Equity Contribution in accordance with the terms of Section 5.1(k).

        3.2  Closing Conditions Precedent to the Lessee.  The obligations of the
             ------------------------------------------
Lessee under the Operative Documents are subject to the fulfillment to the satisfaction of, or waiver by, the Lessee of the following conditions precedent on the date specified by the Lessee as the proposed Closing Date:

                (a)  Operative Documents.  Each of the Operative Documents
                     -------------------
     entered into on or prior to the Closing Date shall have been duly authorized, executed and delivered by the parties thereto and shall be in full force and effect, and the Lessee shall have received a fully executed copy of each of the Operative Documents.

                (b)  Certain Documents.  The Lessee shall have received copies
                     -----------------
     of the documents referred to in Sections 3.1(i), (j) and (r).

                (c)  Legal Opinions.  The Lessee shall have received the
                     --------------
     executed legal opinions referred to in clauses (i), (ii) and (iii) of
     Section 3.1(k) addressed to it.

                  SECTION 4.   REPRESENTATIONS AND WARRANTIES

        4.1  Representations and Warranties of the Lessee.  The Lessee
             --------------------------------------------
represents and warrants to each of the other parties hereto as of the Closing Date as follows:

                (a)  Organization: Powers.  The Lessee (i) is a corporation
                     --------------------
     duly formed, validly existing and in good standing under the laws of the State of Delaware; (ii)

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

     has all requisite corporate power, authority and legal right to own, lease and operate the Equipment and other property and assets it purports to own or lease and to carry on its business as now being conducted and as proposed to be conducted in respect of the Equipment; (iii) is duly qualified and authorized to do business in each jurisdiction where such qualification is required, except where the failure so to qualify would not materially and adversely affect the Lessee's ability to perform its obligations under the Transaction Documents; and (iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under each Transaction Document and each other agreement or instrument contemplated thereby to which it is a party.

                (b)  Authorization and No Legal Bar.  The execution, delivery
                     ------------------------------
     and performance by the Lessee of each Transaction Document to which it is a party and the consummation of any of the transactions contemplated thereby
     (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate, result in the breach of or constitute a default under, any Legal Requirement or Requirement of Law or Contractual Obligation applicable to or binding on it as of the date hereof or (B) result in or require the creation or imposition of any Lien (other than a Permitted Lien) upon or with respect to any of the Collateral.

                (c)  Enforceability.  Each Transaction Document to which the
                     --------------
     Lessee is a party has been duly executed and delivered by the Lessee and constitutes a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                (d)  Consents.  No consent (except as listed on Part B of
                     --------
     Schedule 3.1(e)) or other action by any holder or trustee of any indebtedness or other obligations of the Lessee or by any other Person is or will be required by the Lessee in connection with the execution, delivery and performance by the Lessee of each Transaction Document to which it is a party and the consummation of any of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

                (e)  Financial Statements.  The financial statements of the
                     --------------------
     Lessee furnished to the Financing Parties pursuant to Section 3.1(p) fairly present, and each financial statement of the Lessee delivered on or after the Closing Date pursuant to this Agreement will fairly present, the financial condition and results of operations and cash flows of the Lessee as of such dates and for such periods. All such financial statements were or will be prepared in accordance with GAAP. The Lessee does not and will not have any material liabilities, direct or contingent except as has been or, in the case of financial statements to be delivered after the

     Closing Date pursuant to this Agreement, will be, disclosed in such financial statements.

                (f)  Business.  The Lessee has not engaged in any business or
                     --------
     activity other than in connection with the development, acquisition, leasing, operation and financing of the Equipment, and the Lessee has no obligations or liabilities other than those directly related to the conduct of such business.

                (g)  Litigation.  Except as set forth on Schedule 4.1(g) and
                     ----------
     which could not, individually or in the aggregate, result in a Material Adverse Effect, there is no (i) injunction, writ, preliminary restraining order or other order of any nature by an arbitrator, court or any other Governmental Authority against the Lessee or KMC or, to the knowledge of the Lessee, against any other Material Project Participant in connection with the transactions provided for in the Transaction Documents, or (ii) action, suit, arbitration, investigation or proceeding at law or in equity by or before any arbitrator, court or any Governmental Authority pending against the Lessee, KMC or the Equipment or, to the best of the Lessee's knowledge, threatened against the Lessee, KMC or the Equipment or against any other Material Project Participant in connection with the transactions provided for in the Transaction Documents.

                (h)  Compliance with Law.  Except as set forth on Schedule
                     -------------------
     4.1(h) and with respect to which arrangements reasonably satisfactory to each Investor have been made, the Lessee and the Equipment are in material compliance with all Legal Requirements, all Governmental Actions applicable to either the Lessee or the Equipment and all material terms and provisions of all Project Contracts.

                (i)  No Default.  No Event of Default or Default has occurred
                     ----------
     and is continuing.

                (j)  Federal Reserve Regulations.  Neither the Lessee nor KMC
                     ---------------------------
     is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purposes of purchasing or carrying any margin stock, within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System. No part of the proceeds of any loans will be used for "purchasing" or "carrying" any "margin stock" as so defined, or for extending credit to others for the purpose of purchasing or carrying margin stock, or for any purpose which would violate, or cause a violation of, any such regulation.

                (k)  Investment Company Act.  The Lessee is not an "investment
                     ----------------------
     company" as defined in, or subject to regulation under, the Investment Company Act.

                (l)  Taxes.  The Lessee has filed, or caused to be filed, all
                     -----
     Federal, state, local and foreign tax and information returns that are required to have been filed by it in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by it, to the extent the same have become due and payable, except to the extent there is a good faith contest thereof by appropriate proceedings by the Lessee which are described on Schedule 4.1(1) and for which the Lessee shall have set aside adequate reserves to the extent required by GAAP.

                (m)  Equipment.  The Lessor and the Lessee have good title to,
                     ---------
     or a valid leasehold interest in, the Equipment, subject to no Liens other than Permitted Liens.

                (n)  Trademarks, Patents and Licenses.  No licenses, trademarks,
                     --------------------------------
     patents oragreements with respect to the usage of technology or software, other than any thereof which have been obtained and are in full force and effect and have been validly assigned to the Lessor pursuant to the Security Documents, are necessary for the operation and maintenance of the Equipment and the performance of the MGS Services in accordance with the Transaction Documents and all applicable Governmental Actions and Legal Requirements.

                (o)  ERISA and Employees.  The Lessee does not sponsor,
                     -------------------
     maintain, administer, contribute to, participate in, or have any obligation to contribute to or any liability under, any employee benefit plan within the meaning of Section 3(3) of ERISA nor since the date which is six years immediately preceding the Closing Date has the Lessee established, sponsored, maintained, administered, contributed to, participated in, had any obligation to contribute to or liability under, any such plan. The Lessee and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA and the Code and all other laws applicable to such plans, including the Age Discrimination in Employment Act, the Americans With Disabilities Act and Title VII of the Civil Rights Act

                (p)  Governmental Actions.  (i) All material Governmental
                     --------------------
     Actions necessary for the operation, use, leasing and ownership of the Equipment and the performance of the MGS Services, and all Governmental Actions necessary for the routine maintenance of the Equipment, are identified in Schedule 3.1(e); (ii) all Governmental Actions necessary for the operation of the Equipment and the performance of the MGS Services, and all Governmental Actions necessary for the routine maintenance of the Equipment, that have been obtained on or prior to the Closing Date (which Governmental Actions are set forth on Part A of Schedule 3.1(e)) have been duly obtained and are in full force and effect on the Closing Date and, except as specified on Part A of Schedule 3.1(e), are not subject to any appeal or further proceeding; and (iii) the Lessee has no reason to believe that all Governmental Actions necessary for the operation, use, leasing, ownership and routine maintenance of the Equipment and the performance of the MGS Services that have not been obtained on or prior to the Closing Date (which Governmental Actions are set forth on Part B of Schedule 3.1(e)) will not be obtained in the ordinary course of business on or prior to the date such Governmental Actions will be required to permit the timely operation, use, leasing, ownership and routine maintenance of the Equipment and the performance of the MGS Services.

                (q)  Interim Services.  Until such time as the Lessee shall
                     ----------------
     have obtained all approvals and certifications necessary to enable it to deliver the MGS Services directly, it shall be entitled, pursuant to the Services Agreement, to purchase such services from various affiliated parties at cost. The rights granted to the Lessee pursuant to the Services Agreement, together with those Governmental Actions listed on Part A of
     Schedule 3.1(e), are sufficient to allow the Lessee to operate and maintain (either directly or through the use of affiliated subcontractors party to the Services Agreement) the Equipment and perform the MGS Services in accordance with all Requirements of Law and the provisions of the MGS Agreement and the other Transaction Documents.

                (r)  Sufficiency of Project Contracts.  The services to be
                     --------------------------------
     performed, the materials to be supplied and the property interests and other rights granted pursuant to the Project Contracts (and those licenses, trademarks and patents described in Section 4.1(n) which have been obtained, are in full force and effect and have been validly assigned to the Lessor), comprise substantially all of the services, materials and property interests and other rights required (including sufficient power and other utility services and sufficient physical space and access) for the installation, operation and maintenance of the Equipment and the performance of the MGS Services in accordance with the Transaction Documents. Upon the exercise by the Lessor of its remedies under the Lease and its rights under the Security Documents with respect to such Project Contracts and such licenses, trademarks and patents, Lessor or its assignee or designee will have rights to substantially all of the services, materials and property interests and other rights required for the installation, operation and maintenance of the Equipment and the performance of the MGS Service in accordance with the Transaction Documents.

                (s)  Regulation of Financing Parties.  No Financing Party will,
                     -------------------------------
     solely by reason of (A) the leasing, operation or maintenance of the Equipment by the Lessee, (B) the ownership of the Equipment by the Lessor or the leasing of the Equipment by the Lessor to the Lessee as contemplated by the Transaction Documents or (C) any other transaction contemplated by any Transaction Document (but solely for so long as the Financing Parties act in the capacity of passive investors and the MGS Services are provided by an entity or entities that hold the required Governmental Approvals to provide such services), be or otherwise become, or be required to be certified as, a "Competitive Local Exchange Carrier", or "Incumbent Local Exchange Carrier" or "Telecommunications Carrier" under the Act (including any of the rules and regulations under any thereof) or otherwise subject to regulation by any state public service commission (including any of the rules and regulations under any thereof).

                (t)  Security Documents.  Upon the execution and delivery
                     ------------------
     thereof, the Lease, the Security Agreement and the Security Deposit Agreement will be effective to create, in favor of the Lessor, legally valid and enforceable liens on and security interests in all right, title, estate and interest of the Lessee in and to the Collateral described therein and, on or prior to the Closing Date, all necessary recordings and filings will have been executed and delivered to the Lessor or its designee in proper form for filing, registration or recordation so that, when filed, registered or recorded by the Lessor or its designee, the liens and security interests created by each of such Security Documents will constitute perfected liens on and security interests in all right, title, estate and interest of the Lessee in and to the Collateral described therein (other than any item of Collateral as to which a lien or security interest cannot be perfected by filing or recording), prior and superior to all other Liens except Permitted Liens. Upon the execution and delivery of the Stock Pledge Agreement and the delivery to, and dominion and control of, the Lessor over, the capital stock thereby pledged to the Lessor, the Stock Pledge Agreement will be effective to create, in favor of the Lessor, a valid and enforceable Lien on and security interest in and to the Pledged Stock, prior and superior to all other Liens except Permitted Liens. The recordings and filings shown on Schedule 3.1(c) are all the recordings and filings necessary as of the Closing Date in order to establish, protect and perfect in favor of the Lessor the liens on and security interests in the right, title, estate and interest of the Lessee in and to the Collateral described in the Security Documents (other than any item of Collateral as to which a security interest cannot be perfected by filing or recording).

                (u)  Full Disclosure.  None of the information furnished in
                     ---------------
     writing by the Lessee or KMC or any of their Affiliates to any Financing Party or to the Telecommunications Consultant pursuant to any of the Transaction Documents or otherwise in connection with the negotiation, execution and delivery of any thereof (excluding the Reference Pro Forma), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein when made, in light of the circumstances under which they were made, not misleading. As of the Closing Date, there is no fact known to the Lessee which the Lessee has not disclosed to the Investor in writing prior to the Closing Date which could reasonably be expected to have a Material Adverse Effect. The Reference Pro Forma was prepared by the Lessee in good faith and represents, in the opinion of the Lessee, reasonable projections on the Closing Date of the future performance of the Lessee based on reasonable assumptions.

        4.2  Representations and Warranties of the Lessor.  The Lessor
             --------------------------------------------
represents and warrants to each of the other parties hereto as follows:

                (a)  Authorization; No Conflict.  The execution, delivery and
                     --------------------------
     performance of each Operative Document to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Lessor, nor the consummation of the transactions contemplated thereby by the Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval (which approval has not been obtained) of any party or approval or consent of any trustee or holders of any indebtedness or obligations of the Lessor; (ii) contravenes or will contravene any Legal Requirement or Requirement of Law applicable to or binding on it as of the date hereof; (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien on any of its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other material agreement or material instrument to which it is a party or by which it or its properties may be bound; or (iv) does or will require any Governmental Action by any Governmental Authority.

                (b)  Enforceability.  Each Operative Document to which it is a
                     --------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                (c)  Litigation.  No litigation, investigation or proceeding of
                     ----------
     or before any arbitrator or Governmental Authority is pending or threatened by or against the Lessor (i) with respect to any of the Operative Documents or any of the transactions contemplated hereby or thereby or (ii) that would reasonably be expected to have a Material Adverse Effect on the assets, liabilities, operations, business or financial condition of the Lessor.

                (d)  No Assignment.  The Lessor has not assigned or transferred
                     -------------
     any of its right, title or interest in or under, any Operative Document or the Equipment, except in accordance with the Operative Documents.

                (e)  Principal Place of Business.  The Trust's principal place
                     ---------------------------
     of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are kept is located at the offices of the Trust Company in Wilmington, Delaware.

        4.3  Representations and Warranties of the Trust Company.  The Trust
             ---------------------------------------------------
Company represents and warrants to each of the other parties hereto that:

                (a)  Due Organization.  etc.  It is a Delaware banking
                     ----------------------
     corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Trust Agreement and has the corporate power and authority to act as the trustee under the Trust Agreement and to enter into and perform the obligations under each of the other Operative Documents to which Trust Company or the Lessor, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Closing Date in connection with or as contemplated by each such Operative Document to which the Trust Company or the Lessor, as the case may be, is or will be a party.

                (b)  Authorization; No Conflict.  The execution, delivery and
                     --------------------------
     performance of each Operative Document to which it or (assuming due authorization, execution and delivery of the Trust Agreement by the Investors) the Lessor, as the case may be, is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof; nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof
     (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations; (ii) does or will contravene any current United States federal law, governmental rule or regulation relating to its banking or trust powers; (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected; or (iv) does or will require any Governmental Action by any Governmental Authority of the United States or the State of Delaware regulating its banking or trust powers.

                (c)  Trust Company Enforceability.  etc.  The Trust Agreement
                     ----------------------------------
     and, assuming the Trust Agreement is the legal, valid and binding obligation of each Investor, each other Operative Document to which Trust Company or the Lessor, as the case may be, is a party have been, or on or before the Closing Date will be, duly executed and delivered by Trust Company or the Lessor, as the case may be, and the Trust Agreement and each such other Operative Document to the extent entered into by the Trust Company constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against Trust Company in accordance with the terms thereof except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (B) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                (d)  Litigation.  No action, investigation, suit or proceeding
                     ----------
     of or before any arbitrator or Governmental Authority is pending or threatened by or against the Trust Company with respect to any of the Operative Documents to which it is or will be a party or any of the transactions contemplated hereby or thereby.

        4.4  Representations and Warranties of Each Investor.  Each Investor
             -----------------------------------------------
represents and warrants to each of the other parties hereto as of the Closing Date as follows:

                (a)  Due Organization, etc.  It is a duly organized and validly
                     ---------------------
     existing corporation or limited liability company in good standing under the laws of the jurisdiction in which it is incorporated and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Document to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Document to which it is or will be a party.

                (b)  Authorization; No Conflict.  The execution, delivery and
                     --------------------------
     performance of each Operative Document to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Investor, nor the consummation of the transactions contemplated thereby by the Investor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) the shareholders of, or approval or consent of any trustee or holders of any indebtedness or obligations of the Investor, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (ill) does or will contravene or result in any breach of or constitute any default under, its articles of incorporation or by-laws, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or result in the creation of any Lessor Lien upon the Equipment; or (iv) does or will require any Governmental Action by any Governmental Authority.

                (c)  Enforceability.  Each Operative Document to which it is a
                     --------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights and remedies generally and (B) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                (d)  ERISA.  It is making the Investor Contribution contemplated
                     -----
     to be made by it hereunder for its own account and with its general corporate assets in the ordinary course of its business, and such general corporate assets are either: (i) not assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA of Section 4975 of the Code; or (ii) assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code, but there is available an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is immediately applicable to each transaction contemplated by the Operative Documents to the extent that any other party to such transaction is a "party in interest" as defined in Section 3(14) of ERISA with respect to such plan assets.

                            SECTION 5. COVENANTS

        5.1  Affirmative Covenants of the Lessee.  Unless and until the Lease
             -----------------------------------
has terminated and all obligations payable under the Transaction Documents have been paid in full, the Lessee covenants and agrees that:

                (a)  Maintenance of Existence and Governmental Action.  The
                     ------------------------------------------------
     Lessee shall at all times (i) preserve and maintain in full force and effect (A) its existence as a corporation and its good standing under the laws of the State of Delaware and (B) its qualification to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business as conducted or proposed to be conducted makes such qualification necessary and (ii) except as otherwise expressly permitted in the Transaction Documents, obtain and maintain in full force and effect all material Governmental Actions and other consents and approvals (and cause to be obtained and maintained in full force and effect all requisite Governmental Actions held by any affiliate party to the Services Agreement) required at any time in connection with the use, leasing, maintenance, ownership or operation of the Equipment.

                (b)  Inspection of Books and Records.  The Lessee shall keep
                     -------------------------------
     proper books and records and accounts in accordance with GAAP and in compliance in all material respects with all applicable Legal Requirements, Requirements of Law and Governmental Actions and make the same available for inspection by the Investor.

                (c)  Financial Statements: Equipment Reports.  The Lessee shall
                     ---------------------------------------
     furnish to each Investor:

                        (i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Lessee, the annual consolidating financial statements of KMC and its subsidiaries (including the Lessee) prepared in accordance with GAAP and audited by independent certified public accountants of recognized standing in the U.S.;

                        (ii) as soon as available, but in any event within 60 days after the end of each of the first three quarterly periods of each fiscal year of the Lessee, the unaudited financial statements of the Lessee for such quarter and the portion of the fiscal year through the end of each such quarter, prepared in accordance with GAAP, certified by a Responsible Officer of the Lessee as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

                        (iii) within ten days after the end of each calendar
                month during the first [nine months] of the Term and with ten days after the end of each third calendar month thereafter during the Term, an Equipment Report for the relevant one or three-month period.

Each time the financial statements of the Lessee are delivered under clauses (i) and (ii) of this Section 5.1(c), a certificate signed by a Responsible Officer of the Lessee shall be delivered along with such financial statements, certifying that such Responsible Officer has made or caused to be made a review of the transactions and financial condition of the Lessee during the relevant fiscal period and that such review has not, to the best of such Responsible Officer's knowledge, disclosed the existence of any event or condition which constitutes a Default or an Event of Default or if any such event or condition existed or exists, the nature thereof and the corrective actions that the Lessee has taken or proposes to take with respect thereto.

                (d)  Compliance with Laws.  The Lessee shall comply with, and
                     --------------------
     shall ensure that the Equipment is operated in compliance with, and shall make such alterations to the Equipment as may be required for compliance with, all applicable Legal Requirements and Governmental Actions, except where non-compliance would not reasonably be expected to have a Material Adverse Effect.

                (e)  Notices.  Promptly upon obtaining knowledge thereof, the
                     -------
     Lessee shall give notice to the Lessor and the Investor of:

                        (i) any Default or Event of Default, or any incipient default by the Lessee under any Project Contract, together with a description of any action being taken or proposed to be taken with respect thereto;

                        (ii) any action, suit, arbitration or litigation, or receipt of formal notice of any investigation by any Governmental Authority, involving or affecting the Lessee or the Equipment (A) involving $1,000,000 or more, (B) seeking any injunctive, declaratory or other equitable relief that, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (C) instituted for the purpose of revoking, terminating, suspending, withdrawing, modifying or withholding any Governmental Action which, if successful, would reasonably be expected to have a Material Adverse Effect;

                        (iii) any casualty, damage or loss to the Equipment,
                whether or not insured, through fire, theft, other hazard or casualty, involving a probable loss of $250,000 or more, or any curtailment of operation of the Equipment that would be reasonably expected to last more than seven days;

                        (iv) any cancellation or receipt of written notice of threatened or potential cancellation of any insurance required under the Insurance Requirements;

                        (v) the initiation of any Condemnation proceeding involving the Equipment or any material portion thereof;

                        (vi) receipt of any termination notice under any Material Project Contract; and

                        (vii) any material upgrade or other Modification to the
                Equipment (including any software with respect thereto).

                (f)  Insurance Certificate.  Within 30 days after the end of
                     ---------------------
     each Fiscal Year, the Lessee shall submit to the Investor a certificate certifying that insurance meeting the Insurance Requirements is in full force and effect and that all premiums then due in respect of such insurance have been paid.

                (g)  Taxes.  The Lessee will pay and discharge promptly when
                     -----
     due all material Taxes and governmental charges imposed upon it or upon its income or profits or in respect of its property, in each case before the same shall become delinquent or in default and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto shall, to the extent required by GAAP, have been set aside, and failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Effect.

                (h)  Preservation of Security Interests.  The Lessee shall
                     ----------------------------------
     preserve the security interests granted under the Security Documents and upon request by the Investor or the Lessor undertake all actions which are necessary or appropriate in the reasonable judgment of the Investor or the Lessor to (i) maintain the Lessor's security interest in the Collateral in full force and effect at all times (including the priority thereof), and
     (ii) preserve and protect the Collateral and protect and enforce the Lessee's rights and title and the rights of the Lessor to the Collateral, including the making or delivery of all filings and recordations, the payments of fees and other charges and the issuance of supplemental documentation. The Lessee hereby authorizes the Lessor to sign and to cause to be filed any financing or continuation statements required in connection with the foregoing without the signature of the Lessee to the extent permitted by applicable law, and to file a carbon, photostatic, photographic or other reproduction of any Security Document or a Uniform Commercial Code financing statement. The Lessee shall, as of any date on which additional filings, registration or other such actions are required, cause to be delivered to the Financing Parties an opinion of Lessee's counsel stating that the Lessor's security interest in the Collateral remains in full force and effect and perfected, and that, as of the date of such opinion, no further filings, recordations or other actions are or will be necessary to maintain such security interest as such for the remainder of the then-elected Term, except as noted in such opinion.

                (i)  Inspection of Equipment.  The Lessee agrees that the
                     -----------------------
     Investors and any consultants engaged by any Investor may inspect any item of Equipment at its location at any time and from time to time after reasonable notice (and the reasonable costs and expenses of such Person incurred in connection with such visit shall be paid by Lessee) so long as such visit does not unreasonably interfere with the operation or maintenance of the Equipment.

                (j)  Operation and Maintenance.  The Lessee shall, or shall
                     -------------------------
     cause the Operator to, use, maintain and operate the Equipment in compliance with generally accepted prudent operating and maintenance practices and the material provisions of all relevant Project Contracts.

                (k)  Additional Equity.  Lessee shall cause KMC to make a
                     -----------------
     Lessee Equity Contribution in the amount of $20,000,000 (in addition to the amount specified to be contributed pursuant to Section 3.1(t)) no later than July 31, 2000.

                (l)  State Certifications.  The Lessee shall, as soon as
                     --------------------
     practicable, cause to be issued directly to it all certifications and approvals required to enable it to directly operate and maintain the Equipment and perform the MGS Services. As soon as possible after receipt of the necessary certifications and approvals by the Lessee, the Lessee shall terminate the portion of the Services Agreement pursuant to which one or more of its affiliated parties has been providing the corresponding portion of the MGS Services.

        5.2  Negative Covenants of the Lessee.  Unless and until the Lease has
             --------------------------------
terminated and all obligations payable under the Transaction Documents shall have been paid in full, the Lessee covenants and agrees that:

                (a)  Limitation on Fundamental Changes.  Subsidiaries and
                     ----------------------------------------------------
     Disposition of Assets. The Lessee shall not enter into any transaction of
     ----------------------
     merger or consolidation, change its form of organization or its business, liquidate or dissolve itself (or suffer any liquidation or dissolution), or amend its governing instruments in any material respect. The Lessee shall not have any Subsidiaries, or purchase or otherwise acquire all or substantially all of the assets of any other Person.

                (b)  Limitation on Nature of Business.  The Lessee shall not
                     --------------------------------
     engage in any business other than the acquisition, leasing, operation, maintenance and financing of the Equipment as contemplated by the Transaction Documents.

                (c)  Limitation on Liens.  The Lessee shall not create, incur,
                     -------------------
     assume or suffer to exist any Lien upon the Equipment or any other part of the Collateral, whether now owned or hereafter acquired, other than Permitted Liens.

                (d)  Limitation on Indebtedness.  The Lessee shall not create
                     --------------------------
     or incur or suffer to exist any Indebtedness except for: (A) Indebtedness incurred under the Operative Documents, (B) trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered and (C) Permitted Intercompany Obligations.

                (e)  Limitation on Transactions with Affiliates.  The Lessee
                     ------------------------------------------
     shall not, and shall not permit the Operator to, enter into any transaction or agreement related to the Equipment with any Affiliate, other than any Transaction Document in existence on the Closing Date, unless such transaction or agreement (i) is entered into in the ordinary course of business on fair and reasonable terms certified by a Responsible Officer of the Lessee as no less favorable to the Lessee than the Lessee would obtain in an arm's length transaction with a Person that is not an Affiliate of the Lessee; or (ii) is otherwise approved by the Required Investors.

                (f)  Limitation on Amendments to Project Contracts.  The Lessee
                     ---------------------------------------------
     shall not terminate, amend or modify any Project Contract except with the prior written consent of the Required Investors; provided that, so long as
                                                      --------
     no Event of Default has occurred and is continuing, the Lessee may make immaterial amendments and modifications to any Project Contract without the consent of the Required Investors.

                (g)  Limitation on Distributions.  The Lessee shall not
                     ---------------------------
     request the Security Agent to make, and the Lessee shall not accept, any transfer from the Distribution Account except transfers that comply with
     Section 4.3 of the Security Deposit Agreement. The Lessee shall not make any distribution or payment on account of any equity interest in the Lessee except with amounts transferred to the Lessee from the Distribution Account in accordance with Section 4.3 of the Security Deposit Agreement.

                (h)  Limitation on Actions Resulting in Regulation of Parties.
                     --------------------------------------------------------
     The Lessee shall not take any action (or omit to take any action which it has the authority to take) which action (or omission) could reasonably be expected to result in any Financing Party being deemed by any Governmental Authority having jurisdiction to be or otherwise becoming or being required to be certified as, solely by reason of the transactions contemplated by the Transaction Documents, a "Competitive Local Exchange Carrier" or "Telecommunications Carrier" (or an affiliate of any thereof) under the Act or otherwise subject to any regulation relating to any such type of entity (or affiliates thereof) under any Legal Requirement (including requirements of any state public service commission).

                (i)  Hazardous Substances.  The Lessee shall not release, emit
                     --------------------
     or discharge into the environment any Hazardous Substances in violation of any Legal Requirement which could reasonably be expected to have a Material Adverse Effect.

        5.3  Covenants of each Investor, the Lessor, the Trustee and the Trust
             -----------------------------------------------------------------
Company. So long as this Agreement is in effect:
--------

                (a)  Discharge of Liens.  Each of the Investors, the Lessor,
                     ------------------
     the Trustee and the Trust Company will not create, permit, incur, assume or suffer to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens attributable to it or any of its Affiliates; provided,
                                                               --------
     however, that no such Person shall be required so to discharge any such
     -------
     Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Equipment or title thereto or any interest therein or the payment of Rent.

                (b)  Trust Agreement.  Without prejudice to any right under the
                     ---------------
     Trust Agreement of the Trust Company to resign, or the Investors' right under the Trust Agreement to remove the Trust Company, each of the Investors, the Trustee and the Trust Company hereby agrees with the Lessee and other Financing Parties (i) not to terminate or revoke the trust created by the Trust Agreement so long as the Participation Agreement is in effect, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement or any other Operative Document without the prior written consent of any party hereto adversely effected by such amendment and (iii) to comply with all of the terms of the Trust Agreement.

                (c)  Successor Trust Company.  The Trust Company or any
                     -----------------------
     successor may resign or be removed by the Investor as trustee, a successor trustee may be appointed, and a corporation may become the trustee under the Trust Agreement, only in accordance with the provisions of Article 10 of the Trust Agreement and with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

                (d)  Other Business: Indebtedness.  The Lessor shall not (i)
                     ----------------------------
     conduct, transact or otherwise engage in, or commit to transact, conduct or otherwise engage in, any business or operations other than the entry into, and exercise of rights and performance of obligations in respect of, the Transaction Documents and other activities incidental or related to the foregoing, or (ii) own, lease, manage or otherwise operate any properties or assets other than in connection with the activities described in clause
     (i), or incur, create, assume or otherwise suffer to exist any Indebtedness or other consensual liabilities or financial obligations other than as may be incurred, created or assumed or as may exist in connection with the activities described in clause (i).

                (e)  Change of Principal Place of Business.  Each of the
                     -------------------------------------
     Trustee, the Lessor and the Trust Company shall give at least 30 days prior written notice to the Lessee and the Investor if its principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Equipment are kept, shall cease to be located in Wilmington, Delaware or if it shall change its name.

                (f)  Disposition of Assets.  The Lessor shall not convey, sell,
                     ---------------------
     lease, assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly permitted by the Transaction Documents.

                (g)  Instructions to Trustee.  The Investor will not instruct
                     -----------------------
     the Trustee to take any action in violation of the terms of any Operative Documents.

                (h)  Compliance with Operative Documents; Actions Under
                     --------------------------------------------------
     Project Contracts.  The Lessor shall at all times observe and perform all
     ------------------
     of the covenants, conditions and obligations required to be performed by it under each Operative Document to which it is a party. Except as expressly contemplated by the related Consent to Assignment or, following the occurrence of an Event of Default, in connection with the enforcement of remedies under the Operative Documents, the Lessor shall not take any action under any Project Contract.

                (i)  No Voluntary Bankruptcy.  Each of the Lessor, the Trustee
                     -----------------------
     and the Trust Company shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and each of the Lessor, the Trustee and the Trust Company shall not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

        5.4  Quiet Enjoyment.  Each party hereto (other than the Lessee)
             ---------------
covenants that, unless an Event of Default shall have occurred and be continuing, such party shall not take or cause to be taken any action contrary to the Lessee's (or any permitted sublessee's) rights under the Lease (or any permitted sublease) to possession, use and quiet enjoyment of the Equipment or any part thereof.

              SECTION 6.   TRANSFERS OF INTEREST IN TRUST ESTATE

        6.1  Restrictions on Transfer.  Each Investor agrees that it may not
             ------------------------
assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Trust Agreement except in accordance with following conditions:

                (a)  Participations.  Any Investor may, in the ordinary course
                     --------------
     of its business and in accordance with the Trust Agreement and applicable Requirements of Law but without the consent of the Lessee, at any time sell or otherwise assign (including for security purposes) to one or more banks, financial institutions or other entities (each, an "Investor Participant")
                                                         --------------------
     participating interests in all or any part of the Investor Contribution owing to such Investor, its Investor Contribution

     Commitment or any other interest of such Investor hereunder and under the other Operative Documents. In the event of any such sale by an Investor of a participating interest to an Investor Participant, such Investor's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Investor shall remain solely responsible for the performance thereof, such Investor shall remain the holder of its Investor Contribution for all purposes under this Agreement and the other Operative Documents and the other Financing Parties shall continue to deal solely and directly with such Investor in connection with its rights and obligations under this Agreement and the other Operative Documents. In no event shall any Investor Participant have any right to enforce any obligation of the Lessee or the Lessor against the Lessee or the Lessor, as the case may be, except to the extent such Investor Participant has rights as a third party beneficiary with respect thereto, or to approve any amendment or waiver of any provision of this Agreement or any other Operative Document, or any consent to any departure by any Person therefrom, except to the extent that such amendment, waiver or consent would (a) reduce the amount of any Investor Contribution, or postpone the date of the final maturity of any Investor Contribution, in each case to the extent subject to such participation or (b) release all or substantially all of the Collateral. The Lessee also agrees that each Investor Participant shall be entitled to the benefits of Section 7.2(b),
     (c) and (d) with respect to its participation in such Investor Contribution Commitments and such Investor Contributions outstanding from time to time as if it was an Investor; provided that, in the case of Section 7.2(d),
                               --------
     such Investor Participant shall have complied with the requirements of said Section; and provided, further, that no Investor Participant shall be
                  --------  -------
     entitled to receive any greater amount pursuant to any such Section than the transferor Investor would have been entitled to receive in respect of the amount of the participation transferred by such transferor Investor to such Investor Participant had no such transfer occurred.

                (b)  Assignments.  No Investor may during the Term transfer any
                     -----------
     of its right, title or interest in the Trust Estate without the prior written consent of the Lessee, which shall not be unreasonably withheld or delayed, except that any Investor may transfer all or any part of its interest in the Trust Estate without such consent to a Person (a "Purchasing Investor") assuming the obligations of such Investor under the
      -------------------
     Operative Documents with respect to the interest being transferred pursuant to a transfer instrument substantially in the form of Exhibit A (a `Transfer Instrument") so long as the Purchasing Investor is either (x)
      -------------------
     an Affiliate of the transferor Investor which does not otherwise qualify under clause (y) below, or (y) a Person which meets, or the payment and performance obligations of which with respect to the interest being transferred under the Operative Documents are guaranteed (pursuant to a guaranty substantially in the form of Exhibit B) by a Person (the "Guarantor") which meets, the following criteria: (1) the tangible net
      ---------
     worth of the Purchasing Investor or Guarantor is at least equal to $50 million calculated in accordance with GAAP and (2) so long as no Event of Default shall have occurred and be continuing, such Purchasing

     Investor is not in material litigation with, or a material competitor of, KMC or any Affiliate of KMC.

                (c)  Lessee Cooperation.  Lessee agrees reasonably to
                     ------------------
     cooperate with Investors in connection with the syndication of their respective interests in the Trust Estate, including the execution and delivery of such other documents, instruments, notices, opinions, certificates and acknowledgments as reasonably may be required by such Investor or the relevant Purchasing Investor or Investor Participant provided, however that in no event shall Lessee be required to (x) provide
     --------
     opinions, certifications or acknowledgments that extend beyond the scope of those delivered as of the Closing Date, or (y) consent to any change that would adversely affect any of the economic terms of the transactions contemplated herein.

        6.2  Effect of Transfer.  From and after any transfer effected in
             ------------------
accordance with this Section 6.2, the transferor Investor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by an Investor as above provided, any such transferee shall assume the obligations of the Investor with respect to the interest being transferred, and shall be deemed an "Investor" for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee to the extent of the interest transferred for all purposes. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 6.2, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.

           SECTION 7.   INDEMNIFICATION; PAYMENT OF CERTAIN EXPENSES

        7.1  General Indemnity.  The Lessee, whether or not any of the
             -----------------
transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims or threatened Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising or alleged to arise out of (a) the financing, refinancing, purchase, acceptance, rejection, trusteeship, design, manufacture, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Equipment, or any part thereof; (b) any latent or other defects in the Equipment whether or not discoverable by an Indemnified Person or the Lessee; (c) a violation of Environmental Laws, Environmental Claims or other loss of or damage relating to the Equipment; (d) the Transaction Documents or any transaction contemplated thereby; (e) any breach by the Lessee of any of its representations or warranties under the Transaction Documents or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Transaction Documents; and (f) personal injury, death or property damage relating to the Equipment, including Claims based on strict liability in tort; provided that the foregoing indemnities in clauses (a)
                   --------
through (f) shall not, as to any Indemnified Person, apply to

Claims to the extent they arise out of or result from (i) the gross negligence or willful misconduct of such Indemnified Person or any successor, assign, director, shareholder, partner, officer, employee, agent or Affiliate of such Indemnified Person as determined in a final, non-appealable judgment by a court of competent jurisdiction, (ii) any breach of any obligation or representation or warranty of such Indemnified Person under any Transaction Document, (iii) any Taxes including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Lessee is otherwise specifically required to make such payments on an After Tax Basis), (iv) acts or omissions in connection with the ownership, manufacture, operation or maintenance of the Equipment occurring on or after the date the Lessee transfers possession of the Equipment to the Lessor or any third party upon the exercise of remedies pursuant to the Lease and the Security Documents, except to the extent such Claims are attributable to events that occurred prior to such transfer (the Lessor agrees to indemnify the Trust Company for any Claim which would be indemnifiable by the Lessee but for the provisions of this clause (iv)), or (v) the imposition of any Lessor Lien for which such Indemnified Person is responsible for discharging under the Transaction Documents. No Indemnified Person shall settle, compromise or otherwise pay or agree to pay any claim, damage, loss, liability or expense for which the Lessee is required to provide indemnification hereunder without the prior consent of the Lessee, which consent shall not be unreasonably delayed or withheld. If any claim, action or proceeding for which indemnification by the Lessee may be sought under a Transaction Document is brought against any Indemnified Person, such Indemnified Person shall promptly notify the Lessee of the institution of such claim, action or proceeding and the Lessee shall thereupon participate in all respects in the defense thereof and have the right, at its sole option, to elect to assume the defense of such claim, action or proceeding, including the employment of counsel (reasonably satisfactory at all times to such Indemnified Person) and payment of expenses. Once the Lessee has assumed the defense of any such claim, action or proceeding, the Lessee shall no longer be liable to any such Indemnified Person for any expenses subsequently incurred thereby in connection with such claim, action or proceeding unless specifically provided for in the next succeeding sentence. Such Indemnified Person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the employment of such counsel shall have been authorized in writing by the Lessee in connection with the defense of such Claim or such fees and expenses relate to the initial examination of such Claim, (ii) the parties against which such Claim is brought include both such Indemnified Person and the Lessee and such Indemnified Person reasonably concludes (based upon the advice of counsel) that there are legal defenses available to it which are different from or in addition to those available to the Lessee and that such different or additional defenses conflict therewith (it being understood, however, that the Lessee shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one firm of attorneys acting as local counsel) for all Indemnified Persons, and such firm shall be designated in writing by the Indemnified Persons) or (iii) any such Claim is brought by the Lessee or for its benefit, in which case the reasonable fees and expenses of such counsel shall be borne by the Lessee and the Lessee shall not have the right to direct the defense of such Claim on behalf of such Indemnified Person (but it shall retain the right to direct the defense of such claim, action or proceeding on its own behalf). If the Lessee shall have elected to assume the defense of any such Claim, then upon the request of the Lessee, the Indemnified Person requesting payment of indemnity under Section 7.1 shall promptly furnish the Lessee with copies of any records or documents pertaining to the matter to be indemnified and, to the extent known by such Indemnified Person, a reasonably detailed explanation of the circumstances giving rise to the claim of indemnification and the determination of the amount of the requested indemnity payment upon payment in full to the Indemnified Person of any indemnity pursuant to Section 7.1, the Lessee shall be subrogated to any right of such Indemnified Persons in respect of the matter against which such indemnity has been paid. If the Lessee shall have elected to assume the defense of any such Claim, upon the written request at any time and from time to time of the Lessee, the Indemnified Person shall, at the expense of the Lessee, take such reasonable actions and execute such documents as are necessary or reasonably appropriate to assist the Lessee in the preservation and enforcement against third parties of the Lessee's right of subrogation hereunder. The Lessee shall not settle or compromise any Claim on behalf of any Indemnified Person without such Indemnified Person's consent if the settlement or compromise involves any non-monetary relief to be performed, or admission of guilt or wrongdoing, by such Indemnified Person.

        7.2  General Tax Indemnity.  (a)  (i) The Lessee shall pay and assume
             ---------------------
liability for, and does hereby agree to indemnify, protect and defend the Equipment and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis. (ii) Any payment or indemnity to or for the benefit of any Tax Indemnitee with respect to any Tax which is subject to indemnification under Section 7.2(a)(i) shall be an amount sufficient, on an After Tax Basis, to restore the Tax Indemnitee to the same position it would have been in had such Tax not been incurred or imposed.

                (b) All payments to or for the benefit any Financing Party under the Transaction Documents (including payments of Basic Rent and Supplemental Rent under the Lease) shall be made free and clear of and without deduction for any and all present or future Impositions. If the Lessee, any Financing Party or any other Person ("Applicable Payor") shall
                                                       ----------------
     be required by Law to deduct any Impositions from or in respect of any amounts payable under this Agreement or any other Operative Document to or for the benefit of any Financing Party ("Applicable Payee"), (A) the
                                              ----------------
     amounts payable by such Applicable Payor (as rent, interest or otherwise) shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 7.2(b)) the Applicable Payee shall receive an amount equal to the sum it would have received had no such deductions been made, (B) the Applicable Payor shall make such deductions and (C) the Applicable Payor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with all Legal Requirements. The Lessee will indemnify each Tax Indemnitee on demand for the full amount of any sums paid by such Tax Indemnitee pursuant to the second sentence of this Section 7.2(b) on an After Tax Basis and any liability the Tax Indemnitee may incur or be required to pay.

                (c) (i) Subject to the terms of Section 7.2(e), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

                (ii) In the case of Impositions for which no contest is conducted pursuant to Section 7.2(e) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment (other than in the case of withholding taxes, which shall be paid immediately). In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within 20 days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to 15 days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 7.2(e), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 7.2(e) unless payment shall be required before commencement of such contest, in which case the Lessee shall pay such Impositions or reimburse the Tax Indemnitee for such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment prior to commencement of such contest.

                (iii) The determination of all Impositions to be paid or indemnified against by the Lessee under this Section 7.2 on an After Tax Basis shall be made (in good faith) by the Tax Indemnitee. Such determination shall state with reasonable clarity and detail the basis for such determination and shall, absent manifest error, be final and conclusive and binding on the Lessee. In no event shall the Lessee in connection with this Section 7.2 or for any other purpose whatsoever under any Operative Document have any right to examine any Tax return or related books and records of any Tax Indemnitee.

                (iv) Impositions imposed with respect to the Equipment for a billing period during which the Lease expires or terminates with respect to the Equipment (unless the Lessee has exercised the Purchase Option with respect to the Equipment) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

        (d) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Equipment. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of
     Section 7.2(a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of
     Section 7.2(a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of Section 7.2(a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data regularly maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Equipment which the Lessee may reasonably require to prepare any required tax returns or reports.

        (e) (i) If a written claim is made against any Tax Indemnitee or if any proceeding shall be commenced against such Tax Indemnitee (including a written notice of such proceeding), for any Impositions, such Tax Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for 30 days after the receipt of such notice by Lessee; provided,
                                                                    --------
     that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to the Lessee, inform the Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before the end of such shorter period; provided, further, that the failure of such Tax Indemnitee to give
             --------  -------
     the notices referred to this sentence shall not diminish the Lessee's obligation hereunder.

                (ii) If, within 30 days of receipt of such notice from the Tax Indemnitee (or such shorter period as determined pursuant to Section 7.2(e)(i)), the Lessee shall request in writing that such Tax Indemnitee contest such Imposition, and the tax (including all related taxes that the Lessee could be responsible for under this Section 7.2) at issue is at least $50,000, the Tax Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee, the Tax Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and
        (B) in the case of any contest that the Lessee is not entitled to control, the Tax Indemnitee may request the Lessee to conduct and control such contest if possible or permissible under Legal Requirements) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

                (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest. No settlement of any context may be made by the Lessee without the Tax Indemnitee's written consent, which consent shall not be unreasonably withheld. The parties agree that a Tax Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Tax Indemnitee shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 7.2 by way of indemnification or advance for the payment of an Imposition.

                (iv) Notwithstanding the foregoing provisions of this Section 7.2, a Tax Indemnitee shall not be required to take any action and the Lessee shall not be permitted to contest any Impositions in its own name or that of the Tax Indemnitee unless (A) the Lessee shall have agreed to pay and shall pay to such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Tax Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) the Tax Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Equipment, or any part thereof or interest therein, and will not result in risk of criminal liability, (C) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Tax Indemnitee is required to pay (with no additional net after-tax cost to such Tax Indemnitee), (D) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (E) no Event of Default shall have occurred and be continuing unless the Lessee has provided security satisfactory to the Tax Indemnitee in its good faith discretion. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, a Tax Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 7.2, unless there shall have been a change in law (or interpretation thereof) and the Tax Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Lessee and reasonably acceptable to the Tax Indemnitee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Tax Indemnitee will prevail in such contest.

                (f) Each Tax Indemnitee agrees to furnish to the Lessee from time to time such duly executed and properly completed forms that are reasonably requested by the Lessee in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by the Lessee pursuant to the Operative Documents, which reduction or exemption may be available to such Tax Indemnitee under Legal Requirements (but only if and to the extent such Tax Indemnitee is legally entitled to furnish such forms and shall have determined, in its sole discretion, that the providing of such forms will not adversely affect it).

                (g) If as a result of the payment or reimbursement by the Lessee of any expenses of a Tax Indemnitee or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Transaction Documents, any Tax Indemnitee shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Tax Indemnitees (without duplication of any indemnification required by Section 7.2(a)) on an After Tax Basis for the amount of such increase.


        7.3  Transaction Costs and Expenses.  The Lessee shall, whether or not
             ------------------------------
the transactions herein contemplated are consummated, pay or cause to be paid the following (the "Transaction Expenses"):
                    --------------------

                (a) all reasonable out-of-pocket costs and expenses of each Financing Party (including reasonable fees and disbursements of counsel) made, paid or incurred in connection with: (i) the preparation, negotiation, execution and delivery and, where appropriate, authentication, registration and recordation of the Operative Documents and any other documents and instruments related hereto or thereto or related to the transactions contemplated hereby or thereby (including legal opinions); (ii) the Lessee's exercise of its rights to arrange financing of any Modification, to replace any Project Contract or to amend or modify its existing contracts, or to enter into new contracts with respect to the Equipment;
     (iii) any amendment or modification to, or the protection or preservation of any right or claim under, or consent or waiver in connection with, this Agreement or any other Transaction Document or any such other document or instrument related hereto or thereto or related to the transactions contemplated hereby or thereby; (iv) the authentication, registration, recordation (where appropriate), filing and delivery of evidences of indebtedness relating to the Secured Obligations and the disbursements thereof; (v) the enforcement (including with respect to a work out) of this Agreement and the other Transaction Documents and any other documents and instruments referred to herein or therein (including the reasonable fees and disbursements of counsel) and (vi) any syndication by the Investors of their respective interests in the Trust Estate occurring during the first 180 days after the Closing Date;

        (b) the fees and expenses of the Telecommunications Consultant, the Appraiser and of any other independent expert retained for other services performed pursuant to this Agreement or any other Transaction Document or related to the transactions contemplated hereby or thereby;

        (c) all reasonable costs and expenses incurred by the Financing Parties in connection with any purchase of the Equipment by the Lessee pursuant to the Operative Documents or in connection with the exercise of the Sale Option;

        (d) all fees specified in the Fee Letter at the time and in the manner required by the Fee Letter;

        (e) the initial and annual Trust Company's fee and all expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as trustee under the Trust Agreement and performing its obligations thereunder;

        (f) the fees and expenses of the Security Agent for performing its obligations under the Security Deposit Agreement; and

        (g) all brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

        7.4  Permitted Contests Other Than in Respect of Impositions.  Except
             -------------------------------------------------------
to the extent otherwise provided for in Section 7.2, the Lessee, on its own or on the Lessor's behalf but at the Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, (i) the amount, validity or application, in whole or in part, of any applicable Legal Requirement or Requirement of Law or (ii) the amount, validity, existence or removal of any Lien (other than a Permitted
Lien), and the Lessee agrees not to pay, settle or otherwise compromise any such item; provided that (a) the commencement and continuation of such proceedings
      --------
shall suspend the collection thereof from, and suspend the enforcement thereof against the Equipment, the Lessee and the Financing Parties; (b) there shall be no substantial risk that the imposition of a Lien (other than a Permitted Lien) on the Equipment would result in any part of the Equipment or any Rent or other amount payable by the Lessee being in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be any risk of the imposition of criminal liability or a substantial risk of civil liability on any Financing Party for failure to comply therewith; and (d) there shall not be a material risk of extending the application of such item beyond the Expiration Date unless the Lessee has exercised the Purchase Option pursuant to the Lease at such time. The Lessor, at the Lessee's sole cost and expense, shall execute and deliver to the Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by the Lessee, shall join as a party therein at the Lessee's sole cost and expense.

        7.5  Tax Shelter Registration.  The Lessee shall cause the transactions
             ------------------------
contemplated by the Operative Documents to be registered with the Internal Revenue Service as a corporate tax shelter. The Lessee agrees to indemnify, protect and defend each Tax Indemnitee from, and hold them harmless against, any Impositions resulting from (i) the failure of the Lessee to register such transactions with the Internal Revenue Service in accordance with the immediately proceeding sentence, or (ii) the failure to properly so register.

                          SECTION 8.   MISCELLANEOUS

        8.1  Survival of Agreements.  The representations, warranties,
             ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the consummation of the transactions contemplated hereby and by the other Operative Documents and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents and the non-recourse provisions of Section 8.8(b) shall survive the expiration or termination of any thereof.

        8.2  Notices.  Unless otherwise specifically provided herein, all
             -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business

Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

          If to the Lessee:

                KMC Telecom V, Inc.
                do KMC Telecom Holdings, Inc.
                1546 Route 206, Suite 300
                Bedminster, NJ 07921
                Attn:  General Counsel
                Tel:   908-719-2100
                Fax:   908-719-8775

          If to the Lessor:

               Telecom V Investor Trust 2000-A
               do Wilmington Trust Company
               1100 North Market Street
               Rodney Square North
               Wilmington, DE 19890-0001
               Attn:   Corporate Trust Administration
               Tel:    302-651-1000
               Fax:    302-651-8882

          If to the Trustee or the Trust Company:

               Wilmington Trust Company
               1100 North Market Street
               Rodney Square North
               Wilmington, DE 19890-0001
               Attn:   Corporate Trust Administration
               Tel:    302-651-1000
               Fax:    302-651-8882

          If to an Investor, at the address set forth for such Investor set forth on Schedule 1.

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

        8.3  Counterparts.  This Agreement may be executed by the parties
             ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        8.4  Amendments and Waivers.  This Agreement may not be terminated or
             ----------------------
amended, nor may compliance with any term of this Agreement be waived, except by an instrument or instruments in writing executed by the Lessee, the Trustee and the Required Investors.

        8.5  Headings, etc.  The Table of Contents and headings of the various
             --------------
Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        8.6  Governing Law.  This Agreement shall be governed by the laws of
             -------------
the State of New York.

        8.7  Severability.  Any provision of this Agreement that is prohibited
             ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        8.8  Liability Limited.  (a) The Lessee and each Investor each
             -----------------
acknowledge and agree that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Documents to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity, and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Documents. Except as specifically provided in the Trust Agreement and except to the extent that the Trust Company shall have acted in its individual capacity, all Persons having any claim against the Lessor or the Trust Company acting in its capacity as Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof (and, without limiting the foregoing, no Investor shall have any liability for payment or satisfaction of claims against the Lessor or the Trustee except to the extent any such claim arises out of or results from the breach by such Investor of its obligations hereunder or under any other Operative Document).

                (b) Except as otherwise expressly provided in this Agreement and the other Transaction Documents, each of the parties hereto other than the Lessee (the "Non-Lessee Parties") agrees that all obligations
                              -------------------
        of the Lessee under the Transaction Documents shall be obligations solely of the Lessee, and each Non-Lessee Party shall have recourse only to the assets of the Lessee in enforcing such obligations. Except as otherwise expressly provided in the Participation Agreement and the other Transaction Documents, each Non-Lessee Party hereby acknowledges and agrees that none of the partners of the Lessee, their respective Affiliates and their past, present or future officers, directors, employees, shareholders, agents or representatives (collectively, the "Nonrecourse Parties") shall have any liability to any
         -------------------
        Non-Lessee Party for the payment of any sums now or hereafter owing by the Lessee under the Transaction Documents or for the performance of any of the obligations of the Lessee contained therein or shall otherwise be liable or responsible with respect thereto (such liability, including such as may arise by operation of law, being hereby expressly waived). Except as otherwise expressly provided in the other Transaction Documents, if any Event of

        Default shall occur and be continuing or if any claim of any Non-Lessee Party against, or alleged liability to any Non-Lessee Party of, the Lessee shall be asserted under the Participation Agreement or the other Transaction Documents, each Non-Lessee Party agrees that it shall not have the right to proceed directly or indirectly against the Nonrecourse Parties or against their respective properties and assets for the satisfaction of any of the obligations of the Lessee under the Participation Agreement or the other Transaction Documents or of any such claim or liability or for any deficiency judgment in respect of such obligation or any such claim or liability or for any deficiency judgment in respect of such obligation or any such claim or liability. The foregoing notwithstanding, it is expressly understood and agreed that nothing contained in this Section 8.8(b) shall be deemed to release any Nonrecourse Party from liability for its fraudulent actions or willful misconduct. The foregoing acknowledgments, agreements and waiver shall be enforceable by any Nonrecourse Party.

        8.9  Further Assurances.  The parties hereto shall promptly cause to be
             ------------------
taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Documents and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

        8.10  Successors and Assigns.  This Agreement shall be binding upon and
              ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

        8.11  No Representation or Warranty.  Nothing contained herein, in any
              -----------------------------
other Operative Document or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by any Financing Party or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Trust's ownership of the Equipment and each Creditor expressly disclaims any representation or warranty with respect to such matters.

        8.12  No Waiver: Cumulative Remedies.  No failure to exercise and no
              ------------------------------
delay in exercising, on the part of any Financing Party, any right, remedy, power or privilege hereunder or under the other Operative Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        8.13  Integration.  This Agreement and the other Operative Documents
              -----------
represent the agreement of the Lessee, the Lessor and the Financing Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Financing Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

        8.14  Confidentiality.  Each Financing Party agrees to hold any
              ---------------
confidential information that it may receive from the Lessee pursuant to this Agreement or the other Operative Documents in confidence, except for disclosure:
                                                          ------
(a) to other Financing Parties; (b) to legal counsel and accountants for the Lessee or such Financing Party; (c) to other professional advisors to the Lessee or such Financing Party, provided that the recipient has accepted such
                         --------
information subject to a confidentiality agreement substantially similar to this
Section 8.14; (d) to regulatory officials having jurisdiction over such Financing Party; (e) as required by applicable law or legal process, provided
                                                                     --------
that such Financing Party agrees promptly to notify the Lessee of any such disclosures unless prohibited by applicable laws, or in connection with any legal proceeding to which such Financing Party and the Lessee are adverse parties; or (f) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of such Financing Party's interests hereunder and under the Transaction Documents or a participation interest therein, provided that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this Section 8.14. For purposes of the foregoing, "confidential information" shall mean any information respecting the Lessee reasonably considered by the Lessee to be confidential, other than (i) information
                                             ----------
previously filed with any Governmental Authority and available to the public,
(ii) information previously published in any public medium from a source other than, directly or indirectly, such Financing Party and (iii) information previously disclosed by the Lessee to any Person not associated with the Lessee which is not known to the Financing Parties to have a professional duty of confidentiality to the Lessee or which has not executed an appropriate confidentiality agreement with the Lessee. Nothing in this Section 8.14 shall be construed to create or give rise to any fiduciary duty on the part of any Financing Party to the Lessee or its Subsidiaries.

        8.15  Submission To Jurisdiction: Waivers.  The Lessee hereby
              -----------------------------------
irrevocably and unconditionally:

                (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Operative Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Lessee, as the case may be at its address set forth in Section 8.2 or at such other address of which the Investor shall have been notified pursuant thereto;

                (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

        8.16  Acknowledgments.  The Lessee hereby acknowledges that:
              ---------------

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Operative Documents; and

                (b) no joint venture is created hereby or by the other Operative Documents or otherwise exists by virtue of the transactions contemplated hereby among the Financing Parties or among the Lessee and the Financing Parties.

        8.17  WAIVERS OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
              ---------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        8.18  Termination.  This Agreement shall terminate when all Secured
              -----------
Obligations have been indefeasibly paid in full and the Lease terminated and the security interest granted under the Security Documents has terminated and the Collateral has been released.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              KMC TELECOM V, INC.



                              By:  /s/ Marcy Dean
                                   ------------------------------------
                                   Name: Marcy Dean
                                   Title: Vice President

                              TELECOM V INVESTOR TRUST 2000-A, by and through Wilmington Trust Company, not in its individual capacity, but solely as Trustee under the Trust Agreement



                              By:  /s/ Patricia A. Evans
                                   ---------------------------------
                                   Name: Patricia A. Evans
                                   Title: Senior Financial Services Officer

                              WILMINGTON TRUST COMPANY, in its individual capacity and as Trustee



                              By:  /s/ Patricia A. Evans
                                   ---------------------------------
                                   Name: Patricia A. Evans
                                   Title: Senior Financial Services Officer

                              GENERAL ELECTRIC CAPITAL CORPORATION



                              By:  /s/ Molly S. Ferguson
                                   ---------------------------------
                                   Name: Molly S. Ferguson
                                   Title: Manager, Operations

                              CIT LENDING SERVICES CORPORATION



                              By:  /s/ James L. Hudak
                                   ---------------------------------
                                   Name: James L. Hudak
                                   Title:  Managing Director

                                                               Schedule 1 to the
                                                         Participation Agreement
                                                         -----------------------


                INVESTORS AND INVESTOR CONTRIBUTIONS COMMITMENTS
                ------------------------------------------------




INVESTORS:

GENERAL ELECTRIC CAPITAL CORPORATION
c/o GE Capital Services Structured Finance Group, Inc.
120 Long Ridge Road
Stamford, CT 06927
Attention:  Portfolio- Operations/Domestic Telecom
Telephone:  (203) 357-3735
Fax:        (203) 961-2017

CIT LENDING SERVICES CORPORATION
c/o The CIT Group
44 Whippany Road
Morristown, New Jersey 07960
Attention:  Vice President Legal Services
Attention:  Assistant Portfolio Manager
Telephone:  (973) 401-6760
Fax:        (973) 401-6785


INVESTOR CONTRIBUTION COMMITMENTS:

----------------------------------------------------------------------------------------------
Investor                                       Amount                     Commitment %
--------                                       ------                     ------------
----------------------------------------------------------------------------------------------
General Electric Capital                     $100,000,000                    68.97%
 Corporation
----------------------------------------------------------------------------------------------
CIT Lending Services Corporation             $ 45,000,000                    31.03%
----------------------------------------------------------------------------------------------

                                                     Exhibit A to the
                                                Participation Agreement
                                                -----------------------


                          FORM OF TRANSFER INSTRUMENT
                          ---------------------------




[_________ __, 20_]



          Reference is made to the Participation Agreement, dated as of June 28, 2000, among KMC Telecom V Inc., a Delaware corporation, Telecom V Investor Trust 2000-A, a Delaware business trust, Wilmington Trust Company, in its individual capacity and as trustee of the Lessor and the Investors party thereto (as amended, supplemented or otherwise modified from time to time, the "Participation Agreement"). Unless otherwise defined herein, terms used herein
--------------------------
and not otherwise defined shall have the meanings assigned to such terms in Annex A of the Participation Agreement. ________________ (the "Transferor") and _________________ (the "Purchasing Investor") agree as follows:
                        -------------------

          (a) The Transferor hereby irrevocably sells and assigns to the Purchasing Investor without recourse to the Transferor, and the Purchasing Investor hereby irrevocably purchases and assumes from the Transferor without recourse to the Transferor, as of the Effective Date (as defined below), [all of] [ __% of] the Transferor's Investor Contribution (as specified in Schedule
1) and the Transferor's rights and obligations under the Participation Agreement and the other Operative Documents (the "Transferred Interest").
                                        ----------------------

          (b) The Transferor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement, any other Operative Document or any other instrument or document furnished pursuant thereto, other than that the Transferor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and that it is legally authorized to enter into this Transfer Instrument; and
(ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Lessee or any other obligor or the performance or observance by the Lessee or any other obligor of any of their respective obligations under the Participation Agreement or any other Operative Document or any other instrument or document furnished pursuant hereto or thereto.

          (c) The Purchasing Investor (i) represents and warrants that it is legally authorized to enter into this Transfer Instrument; (ii) confirms that it has received a copy of the Participation Agreement, together with copies of the financial statements delivered pursuant to the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Transfer Instrument; (iii) agrees that it will, independently and without reliance upon the Transferor, the Lessor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Lessor to take such action as agent on its behalf and to exercise such powers and discretion under the Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Lessor by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Participation Agreement and the other Operative Documents to the extent of the Transferred Interest and will perform in accordance with its terms all the obligations which by the terms of the Participation Agreement and the other Operative Documents are required to be performed by it as an Investor.

          (d) The Purchasing Investor represents, warrants and agrees as of the Effective Date that it is purchasing the Transferred Interest for its own account and with its general corporate assets in the ordinary course of its business, and such general corporate assets are, or will be, either: (i) not assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA or Section 4975 of the Code; or (ii) assets of any Employee Benefit Plan (or its related trust) which is subject to Title I of ERISA or
Section 4975 of the Code, but there is available an exemption from the prohibited transaction rules under Section 406(a) of ERISA and Section 4975 of the Code and such exemption is immediately applicable to each transaction contemplated by the Operative Documents to the extent that any other party to such transaction is a "party in interest" as defined in Section 3(14) of ERISA with respect to such plan assets.

          (e) The effective date of this Transfer Instrument shall be _______ ___, 20__ (the "Effective Date").
                --------------

          (f) From and after the Effective Date, the Lessor shall make all payments in respect of the Transferred Interest to the Purchasing Investor. The Transferor and the Purchasing Investor shall make all appropriate adjustments in payments by the Lessor for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

          (g) From and after the Effective Date, (i) the Purchasing Investor shall be a party to the Participation Agreement and the other Operative Documents to the extent of the Transferred Interest and, to the extent provided in this Transfer Instrument, have the rights and obligations of an Investor thereunder and under the other Operative Documents and shall be bound by the provisions thereof and (ii) the Transferor shall with respect to the Transferred Interest, to the extent provided in this Transfer Instrument, relinquish its rights and be released from its obligations under the Participation Agreement and the other Operative Documents.

          (h) This Transfer Instrument shall be governed by the laws of the State of New York.

          (i) This Transfer Instrument may be executed by one or more of the parties to this Transfer Instrument on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Transfer Instrument to be executed as of the date first above written by their respective duly authorized officers.

                                   SCHEDULE 1



                             TO TRANSFER INSTRUMENT

--------------------------------------------------------------------------------

Name of Transferor:

Name of Purchasing Investor:

Effective Date of Transfer:

         Principal Amount of Investor                       Percentage of Investor
           Contribution Transferred                        Contribution Transferred
----------------------------------------------  -----------------------------------------------
                $____________                                    $____________



[NAME OF PURCHASING INVESTOR]                                 [NAME OF TRANSFEROR]
By                                                            By
   ----------------------------------                            ----------------------------------
Name:                                                         Name:
Title:                                                        Title:

                                                                Exhibit B to the
                                                         Participation Agreement
                                                         -----------------------


                               FORM OF GUARANTEE

          GUARANTEE, dated as of June ___, 20__, made by [INVESTOR PARENT], a _____________ (the "Guarantor"), in favor of KMC TELECOM V, INC., a Delaware
                    ---------
corporation (the "Lessee"); TELECOM V INVESTOR TRUST 2000-A, a Delaware business
                  ------
trust (the "Lessor"); and WILMINGTON TRUST COMPANY, in its individual capacity
            ------
(in such capacity, the "Trust Company") and as trustee of the Lessor (in such
                        -------------
capacity, the "Trustee") (the "Guaranteed Parties").
               -------         ------------------

                                   RECITALS:
                                   --------

          A. WHEREAS, the Guarantor is the parent company of [Transferee Investor] (the "Transferee Investor");
                            -------------------

          B. WHEREAS, the Transferee Investor is a party to the Participation Agreement, dated as of June 28, 2000 (the "Participation
                                                         -------------
Agreement"), among KMC Telecom V, Inc., (the "Lessee"); Telecom V Investor Trust
                                              ------
2000-A, (the "Lessor"); Wilmington Trust Company, in its individual capacity (in
              ------
such capacity, the "Trust Company") and as trustee of the Lessor (in such
                    -------------
capacity, the `Trustee"); and the other Investors party thereto;

          C. WHEREAS, pursuant to 6.1(b) of the Participation Agreement, this Guarantee is required to be provided by the Guarantor in favor of the Guaranteed Parties;

          NOW, THEREFORE, the parties hereby agree as follows:

          1.   Defined Terms. (a) Unless otherwise defined herein, capitalized
               ------- -----
terms used in this Guarantee shall have the meanings assigned to them in Annex A to the Participation Agreement.

          (b) As used herein, "Obligations" means the collective reference to
                               -----------
all obligations and liabilities of Transferee Investor to the Guaranteed Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Operative Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Guaranteed Parties that are required to be paid by Transferee Investor or the Guarantor pursuant to the terms of this Agreement or the Operative Documents).

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   Guarantee. (a) The Guarantor hereby unconditionally and
               ---------
irrevocably guarantees to the Guaranteed Parties and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by Transferee Investor when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Guaranteed Parties in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

          (c) No payment or payments made by Transferee Investor or any other Person or received or collected by the Guaranteed Parties from Transferee Investor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments (other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations until the Obligations are paid in full.

          (d) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Guaranteed Parties on account of its liability hereunder, it will notify such Guaranteed Parties in writing that such payment is made under this Guarantee for such purpose.

          3.   No Subrogation. Notwithstanding any payment or payments made by
               --------------
the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Guaranteed Parties, the Guarantor shall not be entitled to be subrogated to any of the rights of the Guaranteed Parties against Transferee Investor or against any collateral security or guarantee or right of offset held by the Guaranteed Parties for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Transferee Investor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Guaranteed Parties by Transferee Investor on account of the Obligations are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Guaranteed Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Guaranteed Parties in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Guaranteed Parties, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Guaranteed Parties may determine.

          4.   Amendments, etc. with respect to the Obligations; Waiver of
               -----------------------------------------------------------
Rights.  The Guarantor shall remain obligated hereunder notwithstanding that,
------
without any reservation of
rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Guaranteed Parties may be rescinded by such Guaranteed Parties, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Guaranteed Parties, and the Operative Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Guaranteed Parties may deem advisable from time to time, and any guarantee or right of offset at any time held by the Guaranteed Parties for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Guaranteed Parties shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Guaranteed Parties may, but shall be under no obligation to, make a similar demand on Transferee Investor or any other guarantor, and any failure by the Guaranteed Parties to make any such demand or to collect any payments from Transferee Investor or any such other guarantor or any release of Transferee Investor or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Guaranteed Parties against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          5.   Guarantee Absolute and Unconditional.  The Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance of any Guaranteed Party upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between Transferee Investor or the Guarantor, on the one hand, and the Guaranteed Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Transferee Investor or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Participation Agreement or any other Operative Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Guaranteed Parties, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Transferee Investor against the Guaranteed Parties, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Transferee Investor or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Transferee Investor for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing their rights and remedies hereunder against the Guarantor, the Guaranteed Parties may, but shall be under no obligation to, pursue such rights and remedies as they may have against Transferee Investor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the

Guaranteed Parties to pursue such other rights or remedies or to collect any payments from Transferee Investor or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Transferee Investor or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Guaranteed Parties against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Guaranteed Parties, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full.

          6.   Reinstatement.  This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Guaranteed Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Transferee Investor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Transferee Investor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          7.   Representations and Warranties.  The Guarantor represents and
               ------------------------------
warrants to the Guaranteed Parties that:

          (a) the Guarantor is a [corporation] duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged,

          (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

          (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

          (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

          (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee; and

          (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guarantee or any of the transactions contemplated hereby.

          8.   Notices. All notices, requests and demands to or upon the
               -------
Guaranteed Parties or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          (a) if to the Guaranteed Parties, at their addresses or transmission numbers for notices provided in the Participation Agreement; and

          (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

          The Guaranteed Parties and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

          9.   Severability.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.  Integration This Guarantee represents the agreement of the
               -----------
Guarantor with respect to the subject matter hereof and there are no promises or representations by the Guaranteed Parties relative to the subject matter hereof not reflected herein.

          11.  Amendments in Writing: No Waiver: Cumulative Remedies. (a) None
               -----------------------------------------------------
of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Guaranteed Parties, provided that any provision of this
                                          --------
Guarantee may be waived by the Guaranteed Parties in a letter or agreement executed by the Guaranteed Parties or by telex or facsimile transmission from the Guaranteed Parties.

          (b) No Guaranteed Party shall by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Guaranteed Parties, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Guaranteed Parties of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Guaranteed Parties would otherwise have on any future occasion.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          12.  Section Headings.  The section headings used in this Guarantee
               ----------------
are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13.  Successors and Assigns.  This Guarantee shall be binding upon the
               ----------------------
successors and assigns of the Guarantor and shall inure to the benefit of the Guaranteed Parties and their successors and assigns.

          14.  Governing Law.  This Guarantee shall be governed by the laws of
               -------------
the State of New York.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                              [INVESTOR PARENT]



                              By:
                                  -----------------------------
                                  Name:
                                  Title:

                              Address for Notices:
                              -------------------

                              --------------------------------

                              --------------------------------
                              Telephone:
                                         ---------------------
                              Facsimile:
                                         ---------------------